UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event          October 5, 2004
reported)

                             BSD MEDICAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       0-10783                 75-1590407
----------------------------           -----------            ----------------
(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)

       2188 West 2200 South
        Salt Lake City, Utah                                       84119
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(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code (801) 972-5555

                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13a-4(c))

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Item 9.01 Financial Statements and Exhibits.

      (c) Exhibits

99.1  Press Release of BSD Medical Corporation dated October 5, 2004.

Item 7.01 Regulation FD Disclosure.

      BSD Medical Corporation issued a press release on October 5, 2004. A copy of the press release is hereby furnished as Exhibit 99.1 attached hereto.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2004

                                                          By: /s/  Hyrum A. Mead
                                                              ------------------
                                                              President

                                  EXHIBIT INDEX

Exhibit No.                        Description
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99.1         Press Release of BSD Medical Corporation dated October 5, 2004.